SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                December 8, 1999



                         Champps Entertainment, Inc.
             (Exact Name of Registrant as specified in its charter)


Commission File Number:  0-22639


Delaware                                                              04-3370491
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation)                                            Identification No.)



            One Corporate Place, 55 Ferncroft Road, Danvers, MA 01923
              (Address of principal executive offices and zip code)

                                 (978) 774-6606
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

On December 8, 1999 the Company issued the following press release:

                      CHAMPPS ENTERTAINMENT, INC. ANNOUNCES
              TERMINATION OF CHAMPP'S SHAREHOLDER RIGHTS AGREEMENT

         Danvers, Massachusetts, December 8, 1999 - Champps Entertainment, Inc. (NASDAQ: CMPP) (the "Company") announced today that its Board of Directors approved the termination of Champps' Shareholder Rights Agreement, effective immediately. The Board's decision to terminate the Shareholder Rights Agreement was based on the Board's desire to improve liquidity in the Company's Common Stock by removing restrictions on the ability of the Company's stockholders to buy additional Common Stock of the Company, as well as the Board's belief that the Shareholder Rights Agreement, which was adopted in 1998, was no longer appropriate given the Company's simpler structure and reduced size.

         Champps currently owns and operates 21 Champps Americana restaurants and franchises 14 Champps Americana restaurants in select markets throughout the United States.

         Statements made in this press release include forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, by their very nature, are subject to risks and uncertainties that may cause actual results to differ materially from those that are projected at this time. The risks and uncertainties that the Company has identified as being most relevant to its business and the subject matter of this discussion are summarized in detail in the Company's reports filed with the SEC, including Management's Discussion and Analysis of Results of Operations and Financial Condition in the Company's Annual Report on Form 10-K for the fiscal year ended June 27, 1999, and its Quarterly Report on Form 10-Q for the period ended October 3, 1999. The words "believe", "estimate", "expect", "intend", "anticipate", "should" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and, therefore, readers should not place undue reliance on these forward-looking statements.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           UNIQUE CASUAL RESTAURANTS, INC.
                                           (Registrant)

                                           By: /s/ William H. Baumhauer
                                           -------------------------------------
                                           William H. Baumhauer
                                           Chairman, President and Chief
                                           Executive Officer
                                           (Principal Executive Officer)


Dated: December 9, 1999